FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                         CURRENT REPORT





PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                              1934

       Date of Report  (Date of earliest event reported):
                        December 9, 1993

                  Commission File No.: 0-14685




                       GENICOM CORPORATION
     (Exact name of registrant as specified in its charter)



                       DELAWARE             51 -
                                          0271821
                    (State or other       (I.R.S.
                    jurisdiction of       Employer
                   incorporation or     Identificat
                     organization)        ion No.)

                14800 Conference Center
                         Drive
                 Suite 400, Westfields    22021 -
                  Chantilly, Virginia       3806
                 (Address of principal   (Zip Code)
                  executive offices)




    Registrant's telephone number, including area code: (703)
                            802-9200







              GENICOM Corporation and Subsidiaries
                         Form 8-K Index

Item 5.      Other Events

             On December 9, 1993, the Registrant signed
             an agreement with the General Electric
             Company regarding environmental matters at the Registrants Waynesboro, Virginia facility.  A copy of which is filed herewith as Exhibit 10.1.


Item 7.      Financial Statements and Exhibits

    (C)      Exhibits

             10.1 Agreement with the General Electric
             Company regarding environmental matters at the Registrants Waynesboro, Virginia facility.



Signatu                                                     3
res


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      GENICOM Corporation
                                           Registrant


Date:  February 23,
1994


                                         James C. Gale
                                           Signature

                                      James C. Gale
                                      Senior Vice
                                      President Finance
                                      and Chief Financial
                                      Officer

                                      (Mr. Gale is the
                                      Chief Financial
                                      Officer and has been
                                      duly authorized to
                                      sign on behalf of
                                      the Registrant)

              GENICOM Corporation and Subsidiaries

                  INDEX TO EXHIBITS TO FORM 8-K
                        FEBRUARY 23, 1994

  Exhibit
  Number                  Description                  Page

   10.1          Agreement with the General           5 - 31
                 Electric Company regarding
                 environmental matters at the
                 Registrants Waynesboro,
                 Virginia facility.

